SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) November 13, 2003
                                                        ------------------


                          LYNCH INTERACTIVE CORPORATION
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)



    Delaware                     1-15097                   06-1458056
    -----------------------------------------------------------------
 (State or other              (Commission File            (IRS Employer
  Jurisdiction of                 Number)                Identification)
   Incorporation)




              401 Theodore Fremd Avenue Rye, New York     10580
              ---------------------------------------------------
             (Address of Principal Executive Offices)  (Zip Code)



        Registrant's Telephone Number, Including Area Code: 914-921-8821
                                                            ------------

ITEM 7. Financial Statements and Exhibits.
        ---------------------------------

(c)  Exhibit  99.1--Press  Release  of  Lynch  Interactive  Corporation,   dated
     November 13, 2003

ITEM 12. Results of Operations and Financial Condition.
         ---------------------------------------------

     Attached as Exhibit 99.1 is a copy of the press release announcing Lynch Interactive Corporation's reporting operating results for the third quarter of 2003.

                                    SIGNATURE

     Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                               LYNCH INTERACTIVE CORPORATION


                               /s/Robert E. Dolan
                               ------------------
                               Robert E. Dolan
                               Chief Financial Officer




Date: November 13, 2003

                                  EXHIBIT INDEX

Exhibit 99.1--Press Release of Lynch Interactive Corporation, dated November 13, 2003.